                       [THE CHUBB CORPORATION LETTERHEAD]





                                                          February 19, 1982



Mr. Dean R. O'Hare
71 Carriage Hill Drive
Colts Neck, New Jersey 07722

Dear Mr. O'Hare:

                 In order to induce you to remain in the employ of The Chubb Corporation (the "Company") and in consideration of your continuing in the Company's employ, the Company agrees to provide the severance benefits specified below on the terms and subject to the conditions stated. However, in the absence of a Change in Control of the Company, as defined below, nothing in this agreement shall affect the Company's normal right to terminate your employment or your right to leave its employ.

                 1. Change in Control. For purposes of this agreement a Change in Control will be deemed to have occurred

                 (A) if following (i) a tender or exchange offer for voting securities of the Company, (ii) a proxy contest for the election of directors of the Company or (iii) a merger or consolidation or sale of all or substantially all of the business or assets of the Company, the directors of the Company immediately prior to the initiation of such event cease to constitute a majority of the board of directors of the Company upon the occurrence of such event or within one year after such event, or

                 (B) if any "person" or "group" (as defined under the beneficial ownership rules of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 and Rule 13d3 thereunder) acquires ownership or control, or power to control, 25% or more of the outstanding voting securities of the Company without prior approval or ratification by a majority of the Company's directors in office at the time of such event.

                 2. Conditions to Severance Benefits. The benefits provided for in Section 5 shall be payable or accrue to you if (a) a Change in Control has occurred and (b) your employment with the Company has terminated within two years after the Change in Control, other than termination by reason of (i) your death, (ii) your retirement at normal retirement age ("Retirement") under the Company's pension plan as in effect immediately prior to the Change in Control,
(iii) your voluntary termination other than for Good Reason, (iv) your retirement for Disability or (v) your discharge for Cause.

                Termination by you of your employment for "Good Reason" shall mean termination by you of your employment, subsequent to a Change in Control, because of:

                 (A) the assignment to you, without your express written consent, of any duties inconsistent with your positions, duties, responsibilities, authority and status with the Company and its principal subsidiaries immediately prior to such Change in Control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, an a result of your death or by you without Good Reason;

                 (B) a reduction by the Company in your base salary as in effect at the time of such Change in Control;

                 (C) a failure by the Company to continue (or to replace with equivalent plans) the Incentive Compensation Plan or any other bonus plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

                 (D) the Company's requiring you to maintain your principal office or conduct your principal activities anywhere other than at the Company's principal executive offices in the New York Metropolitan area, including Warren County, New Jersey.

                 (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Company's Profit Sharing Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hospital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

                 (F) the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 7 hereof;

                 (G) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the applicable requirements with respect to such Notice; or

                 (H) a determination made by you in good faith, whether before or after the date you are eligible for early retirement under the Company's pension plan, that as a result of such Change in Control you are not able to discharge your duties effectively; or

                 (I) any termination of this Agreement pursuant to Section 6 prior to the expiration of two years from the occurrence of the Change in Control.

                 Termination of your employment for "Cause" shall mean termination because of (A) the willful and continued failure by you substantially to perform your duties with the Company and its principal subsidiaries (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chief Executive Officer of the Company, which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, or (B) the willful engaging by you in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a Notice of Termination from the Chief Executive Officer of the Company after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board of Directors, and a finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this paragraph and specifying the particulars thereof in detail.

                 Termination of your employment for Disability shall mean termination in accordance with the provisions of the Company's Long Term Disability Plan as in effect immediately preceding the Change in Control.

                 3. Notice of Termination. Any purported termination of your employment shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. No purported termination of your employment by the Company shall be effective if it is not effected pursuant to a Notice of Termination satisfying the requirements of this Section 3.

                 4. Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period) and

(B) if your employment is terminated for any other reason, the date on which a Notice of Termination is given.

                 5. Severance Benefits. Subject to the conditions in Section 2, on termination of your employment you shall be entitled to the following benefits:

                 (A) You shall be entitled to an amount (the "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and (ii) the average for the three years preceding such Change in Control of your bonuses under the Annual Segment of the Company's Incentive Compensation Plan, provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and Annual Segment bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your Annual Segment bonuses would be the average for the three years preceding such Change in Control of your Annual Segment bonuses). The Severance Compensation will be payable in full on the Date of Termination.

                 (B) In addition to the amount payable pursuant to (A) above, you shall also be paid in full on the Date of Termination an amount in cash equal to 100% of the outstanding and then unearned Units credited for payment to you under the Growth Segment of the Company's Incentive Compensation Plan. The amount of such payment shall be based on the number of such Units multiplied by the higher of (x) the closing bid price of a share of Common Stock of the Corporation in the over-the-counter market on the business day prior to the Date of Termination, as reported by the National Association of Securities Dealers Automated Quotations, and (y) the weighted average price per share paid in connection with the event giving rise to the Change in Control. No payment pursuant to this paragraph B shall be taken into account in determining any benefit under any pension, retirement, group insurance or other benefit plan of the Company, including its subsidiaries. Any such payment pursuant to this paragraph B shall not be deemed to have been made pursuant to the incentive Compensation

         Plan, and, for purposes of such Plan, the Units in respect of which any payment is made hereunder shall be deemed to have not been earned.

                 (C) The Company shall also pay to you an amount equal to all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce or retain any right or benefit provided by this Agreement);

                 (D) The Company shall maintain in full force and effect, for your continued benefit until the earlier of (a) two years after the Date of Termination or, (b) your commencement of full time employment with a new employer, all life insurance, hospital-medical, dental, health and accident, and disability plans in which you were entitled to participate immediately prior to such Change in Control, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred for any reason whatsoever, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plan or program;

                 (E) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this
         Section 5 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

                 6. Term of Agreement. This Agreement shall have an initial term of two (2) years from the date hereof and shall be automatically extended at the expiration of said two-year period for successive two (2) year periods unless the Company gives you one year's prior written notice that it is terminating this Agreement at the expiration of the then current two year period.

                 7. Successors; Binding Agreement.

                 (A) The Company will require any purchaser of all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to you to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such purchase had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business or assets as aforesaid which executes and delivers the agreement provided for in this Section 7A or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                 (B) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

                 8. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chairman of the Company, with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                 9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way affect the rights, duties or obligations you may have under any other written agreement with the Company. This Agreement shall be governed by, and construed in accordance with, the laws (other than principles of conflicts of laws) of the State of New York.

                 10. Validity. The invalidity or unenforceability of any provision of this Agreement in any respect shall not affect the validity or enforceability of such provision in any other respect or of any other provision of this Agreement, all of which shall remain in full force and effect.

                 If the foregoing correctly sets forth our understanding on the subject matter hereof, kindly sign and return to the Company the enclosed copy hereof, which will thereupon become our binding agreement.

                                             Sincerely,

                                             THE CHUBB CORPORATION


                                             By /s/ HENRY U. HARDER
                                                ------------------------
                                                    Henry U. Harder
                                                President and Chairman

Agreed to this 25th day
of February, 1982



/s/ DEAN R. O'HARE
------------------
    Dean R. O'Hare

                       [THE CHUBB CORPORATION LETTERHEAD]



                                                                December 6, 1985

Dear Mr. O'Hare:

         We wish, subject to your acceptance, to amend the Executive Severance Agreement set forth in the letter to you from The Chubb Corporation (the "Company") dated February 19, 1982, in order to conform that Agreement to changes subsequently made in our compensation plans.

         Accordingly paragraphs (C) and (E) of Section 2 (Conditions to Severance Benefits) of that Agreement are hereby amended to read as follows:

                 (C) a failure by the Company to continue (or to replace with equivalent plans) the Performance Share Plan, the Annual Incentive Compensation Plan or any other bonus plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

                 (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Company's Capital Accumulation Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hosptital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

         Paragraph (A) of Section 5 (Severance Benefits) of that Agreement is hereby amended to read as follows:

                 (A) You shall be entitled to an amount (the "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and
         (ii) the average for the three calendar years preceding such Change in Control of your annual bonuses under the Annual Segment of the Company's Incentive Compensation Plan (1971) and Annual Incentive Compensation Plan (1984), provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and such bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your annual bonuses would be the average for the three calendar years preceding such Change in Control of such bonuses). The Severance Compensation will be payable in full on the Date of Termination.

         Effective February 15, 1986, Section 5 of that Agreement is hereby amended to eliminate paragraph (B) and to re-letter paragraphs (C), (D) and (E) respectively as (B), (C) and (D).

         All other terms and conditions of that Agreement remain unchanged.

         Please indicate your acceptance of these amendments by signing and returning to the Company the enclosed copy of this letter.

                                               Very truly yours,

                                               THE CHUBB CORPORATION

                                               By: /s/ HENRY G. GULICK
                                                  ----------------------

Agreed to this 10th day
of December, 1985

 /s/ DEAN R. O'HARE
---------------------

                       [THE CHUBB CORPORATION LETTERHEAD]



                                                     December 1, 1988

Mr. Dean R. O'Hare
71 Carriage Hill Drive
Colts Neck, NJ  07722

Dear Mr. O'Hare:

         We wish, subject to your acceptance, to amend the Executive Severance Agreement set forth in the letter to you from The Chubb Corporation (the "Company") dated February 19, 1982 and the amendment thereto set forth in the letter to you dated December 6, 1985, in order to increase the multiplier contained in Section 5. (Severance Benefits) Paragraph (A) from 2 to 4.

         Accordingly, Paragraph (A) of Section 5. (Severance Benefits) of that Agreement is hereby amended to read as follows:

                 (A) You shall be entitled to an amount (the "Severance Compensation") equal to 4 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and
         (ii) the average for the three calendar years preceding such Change in Control of your annual bonuses under the Annual Incentive Compensation Plan (1984), provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and such bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your annual bonuses would be the average for the three calendar years preceding such Change in Control of such bonuses). The Severance Compensation will be payable in full on the Date of Termination.

         All other terms and conditions of that Agreement remain unchanged.

         Please indicate your acceptance of these amendments by signing and returning to the Company the enclosed copy of this letter.

                                          Very truly yours,

                                          THE CHUBB CORPORATION

                                          By:   /s/ HENRY G. GULICK
                                             ------------------------
                                             Henry G. Gulick
                                             Vice President and Secretary

Agreed to this 2nd day
of Dec., 1988

  /s/ DEAN R. O'HARE
------------------------
      Dean R. O'Hare

                       [THE CHUBB CORPORATION LETTERHEAD]


                                                   February 19, 1982

Mr. Percy Chubb, III
Claremont Road
Bernardsville, New Jersey  07924

Dear Mr. Chubb:

                 In order to induce you to remain in the employ of The Chubb Corporation (the "Company") and in consideration of your continuing in the Company's employ, the Company agrees to provide the severance benefits specified below on the terms and subject to the conditions stated. However, in the absence of a Change in Control of the Company, as defined below, nothing in this agreement shall affect the Company's normal right to terminate your employment or your right to leave its employ.

                 1.   Change in Control.   For purposes of this agreement a
Change in Control will be deemed to have occurred

                 (A) if following (i) a tender or exchange offer for voting securities of the Company, (ii) a proxy contest for the election of directors of the Company or (iii) a merger or consolidation or sale of all or substantially all of the business or assets of the Company, the directors of the Company immediately prior to the initiation of such event cease to constitute a majority of the board of directors of the Company upon the occurrence of such event or within one year after such event, or

                 (B) if any "person" or "group" (as defined under the beneficial ownership rules of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 and Rule 13d3 thereunder) acquires ownership or control, or power to control, 25% or more of the outstanding voting securities of the Company without prior approval or ratification by a majority of the Company's directors in office at the time of such event.

                 2. Conditions to Severance Benefits. The benefits provided for in Section 5 shall be payable or accrue to you if (a) a Change in Control has occurred and (b) your employment with the Company has terminated within two years after the Change in Control, other than termination by reason of (i) your death, (ii) your retirement at normal retirement age ("Retirement") under the Company's pension plan as in effect immediately prior to the Change in Control,
(iii) your voluntary termination other than for Good Reason, (iv) your retirement for Disability or (v) your discharge for Cause.

                 Termination by you of your employment for "Good Reason" shall mean termination by you of your employment, subsequent to a Change in Control, because of:

                 (A) the assignment to you, without your express written consent, of any duties inconsistent with your positions, duties, responsibilities, authority and status with the Company and its principal subsidiaries immediately prior to such Change in Control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, as a result of your death or by you without Good Reason;

                 (B) a reduction by the Company in your base salary as in effect at the time of such Change in Control;

                 (C) a failure by the Company to continue (or to replace with equivalent plans) the Incentive Compensation Plan or any other bonus plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

                 (D) the Company's requiring you to maintain your principal office or conduct your principal activities anywhere other than at the Company's principal executive offices in the New York Metropolitan area, including Warren County, New Jersey.

                 (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Company's Profit Sharing Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hospital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

                 (F) the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 7 hereof;

                 (G) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the applicable requirements with respect to such Notice; or

                 (H) a determination made by you in good faith, whether before or after the date you are eligible for early retirement under the Company's pension plan, that as a result of such Change in Control you are not able to discharge your duties effectively; or

                 (I) any termination of this Agreement pursuant to Section 6 prior to the expiration of two years from the occurrence of the Change in Control.

                 Termination of your employment for "Cause" shall mean termination because of (A) the willful and continued failure by you substantially to perform your duties with the Company and its principal subsidiaries (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chief Executive Officer of the Company, which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, or (B) the willful engaging by you in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a Notice of Termination from the Chief Executive Officer of the Company after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board of Directors, and a finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this paragraph and specifying the particulars thereof in detail.

                 Termination of your employment for Disability shall mean termination in accordance with the provisions of the Company's Long Term Disability Plan as in effect immediately preceding the Change in Control.

                 3. Notice of Termination. Any purported termination of your employment shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. No purported termination of your employment by the Company shall be effective if it is not effected pursuant to a Notice of Termination satisfying the requirements of this Section 3.

                 4.   Date of Termination.   "Date of Termination" shall mean
(A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period) and

(B) if your employment is terminated for any other reason, the date on which a Notice of Termination is given.

                 5.   Severance Benefits.   Subject to the conditions in
Section 2, on termination of your employment you shall be entitled to the following benefits:

                 (A) You shall be entitled to an amount (the "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and
         (ii) the average for the three years preceding such Change in Control of your bonuses under the Annual Segment of the Company's Incentive Compensation Plan, provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and Annual Segment bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your Annual Segment bonuses would be the average for the three years preceding such Change in Control of your Annual Segment bonuses). The Severance Compensation will be payable in full on the Date of Termination.

                 (B) In addition to the amount payable pursuant to (A) above, you shall also be paid in full on the Date of Termination an amount in cash equal to 100% of the outstanding and then unearned Units credited for payment to you under the Growth Segment of the Company's Incentive Compensation Plan. The amount of such payment shall be based on the number of such Units multiplied by the higher of (x) the closing bid price of a share of Common Stock of the Corporation in the over-the-counter market on the business day prior to the Date of Termination, as reported by the National Association of Securities Dealers Automated Quotations, and (y) the weighted average price per share paid in connection with the event giving rise to the Change in Control. No payment pursuant to this paragraph B shall be taken into account in determining any benefit under any pension, retirement, group insurance or other benefit plan of the Company, including its subsidiaries. Any such payment pursuant to this paragraph B shall not be deemed to have been made pursuant to the Incentive Compensation

         Plan, and, for purposes of such Plan, the Units in respect of which any payment is made hereunder shall be deemed to have not been earned.

                 (C) The Company shall also pay to you an amount equal to all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce or retain any right or benefit provided by this Agreement);

                 (D) The Company shall maintain in full force and effect, for your continued benefit until the earlier of (a) two years after the Date of Termination or, (b) your commencement of full time employment with a new employer, all life insurance, hospital-medical, dental, health and accident, and disability plans in which you were entitled to participate immediately prior to such Change in Control, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred for any reason whatsoever, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plan or program;

                 (E) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this
         Section 5 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

                 6. Term of Agreement. This Agreement shall have an initial term of two (2) years from the date hereof and shall be automatically extended at the expiration of said two-year period for successive two (2) year periods unless the Company gives you one year's prior written notice that it is terminating this Agreement at the expiration of the then current two year period.

                 7.  Successors; Binding Agreement.

                 (A) The Company will require any purchaser of all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to you to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such purchase had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business or assets as aforesaid which executes and delivers the agreement provided for in this Section 7A or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                 (B) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

                 8. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chairman of the Company, with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                 9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way affect the rights, duties or obligations you may have under any other written agreement with the Company. This Agreement shall be governed by, and construed in accordance with, the laws (other than principles of conflicts of laws) of the State of New York.

                 10. Validity. The invalidity or unenforceability of any provision of this Agreement in any respect shall not affect the validity or enforceability of such provision in any other respect or of any other provision of this Agreement, all of which shall remain in full force and effect.

                 If the foregoing correctly sets forth our understanding on the subject matter hereof, kindly sign and return to the Company the enclosed copy hereof, which will thereupon become our binding agreement.

                                           Sincerely,

                                           THE CHUBB CORPORATION

                                           By    /s/ HENRY U. HARDER
                                              ---------------------------
                                                     Henry U. Harder
                                                 President and Chairman

Agreed to this 24th day
of February, 1982.

  /s/ PERCY CHUBB, III
-------------------------
      Percy Chubb, III

                       [THE CHUBB CORPORATION LETTERHEAD]


                                                     December 6, 1985

Dear Mr. Chubb:

                 We wish, subject to your acceptance, to amend the Executive Severance Agreement set forth in the letter to you from The Chubb Corporation (the "Company") dated February 19, 1982, in order to conform that Agreement to changes subsequently made in our compensation plans.

                 Accordingly paragraphs (C) and (E) of Section 2 (Conditions to Severance Benefits) of that Agreement are hereby amended to read as follows:

                          (C) a failure by the Company to continue (or to replace with equivalent plans) the Performance Share Plan, the Annual Incentive Compensation Plan or any other bonus plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

                          (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Company's Capital Accumulation Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hosptital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

                 Paragraph (A) of Section 5 (Severance Benefits) of that Agreement is hereby amended to read as follows:

                          (A) You shall be entitled to an amount (the "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and (ii) the average for the three calendar years preceding such Change in Control of your annual bonuses under the Annual Segment of the Company's Incentive Compensation Plan (1971) and Annual Incentive Compensation Plan (1984), provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and such bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your annual bonuses would be the average for the three calendar years preceding such Change in Control of such bonuses). The Severance Compensation will be payable in full on the Date of Termination.

                 Effective February 15, 1986, Section 5 of that Agreement is hereby amended to eliminate paragraph (B) and to re-letter paragraphs (C), (D) and (E) respectively as (B), (C) and (D).

                 All other terms and conditions of that Agreement remain unchanged.

                 Please indicate your acceptance of these amendments by signing and returning to the Company the enclosed copy of this letter.

                                                 Very truly yours,

                                                 THE CHUBB CORPORATION

                                                 By: /s/ HENRY G. GULICK
                                                    ----------------------

Agreed to this 9th day
of December, 1985

 /s/ PERCY CHUBB, III
------------------------

                       [THE CHUBB CORPORATION LETTERHEAD]

                                                     December 1, 1988


Mr. Donn H. Norton
5 Lenate Drive
Roseland, NJ  07068

Dear Mr. Norton:

                 In order to induce you to remain in the employ of The Chubb Corporation (the "Company") and in consideration of your continuing in the Company's employ, the Company agrees to provide the severance benefits specified below on the terms and subject to the conditions stated. However, in the absence of a Change in Control of the Company, as defined below, nothing in this agreement shall affect the Company's normal right to terminate your employment or your right to leave its employ.

                 1. Change in Control. For purposes of this agreement a Change in Control will be deemed to have occurred

                          (A) if following (i) a tender or exchange offer for voting securities of the Company, (ii) a proxy contest for the election of directors of the Company or (iii) a merger or consolidation or sale of all or substantially all of the business or assets of the Company, the directors of the Company immediately prior to the initiation of such event cease to constitute a majority of the board of directors of the Company upon the occurrence of such event or within one year after such event, or

                          (B) if any "person" or "group" (as defined under the beneficial ownership rules of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 and Rule 13d3 thereunder) acquires ownership or control, or power to control, 25% or more of the outstanding voting securities of the Company without prior approval or ratification by a majority of the Company's directors in office at the time of such event.

                 2. Conditions to Severance Benefits. The benefits provided for in Section 5 shall be payable or accrue to you if (a) a Change in Control has occurred and (b) your employment with the Company has terminated within two years after the Change in Control, other than termination by reason of (i) your death, (ii) your retirement at normal retirement age ("Retirement") under the Company's pension plan as in effect immediately prior to the Change in Control,
(iii) your voluntary termination other than for Good Reason, (iv) your retirement for Disability or (v) your discharge for Cause.

                 Termination by you of your employment for "Good Reason" shall mean termination by you of your employment, subsequent to a Change in Control, because of:

                          (A) the assignment to you, without your express written consent, of any duties inconsistent with your positions, duties, responsibilities, authority and status with the Company and its principal subsidiaries immediately prior to such Change in Control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, as a result of your death or by you without Good Reason;

                          (B) a reduction by the Company in your base salary as in effect at the time of such Change in Control;

                          (C) a failure by the Company to continue (or to replace with equivalent plans) the Performance Share Plan, the Bellemead Incentive Plan or any other bonus plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

                          (D) the Company's requiring you to maintain your principal office or conduct your principal activities anywhere other than at the principal executive offices of Bellemead

                 Development Corporation ("Bellemead") in the New York Metropolitan area, including Essex County, New Jersey.

                          (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Bellemead Profit Sharing Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hospital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

                          (F) the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 7 hereof;

                          (G) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the applicable requirements with respect to such Notice; or

                          (H) a determination made by you in good faith, whether before or after the date you are eligible for early retirement under the Company's pension plan, that as a result of such Change in Control you are not able to discharge your duties effectively; or

                          (I)   any termination of this Agreement pursuant to
                 Section 6 prior to the expiration of two years from the occurrence of the Change in Control.

                 Termination of your employment for "Cause" shall mean termination because of (A) the willful and continued failure by you substantially to perform your duties with the Company and its principal subsidiaries (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chief Executive Officer of the Company, which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, or (B) the willful engaging by you in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a Notice of Termination from the Chief Executive Officer of the Company after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board of Directors, and a finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this paragraph and specifying the particulars thereof in detail.

                 Termination of your employment for Disability shall mean termination in accordance with the provisions of the Company's Long Term Disability Plan as in effect immediately preceding the Change in Control.

                 3. Notice of Termination. Any purported termination of your employment shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. No purported termination of your employment by the Company shall be effective if it is not effected pursuant to a Notice of Termination satisfying the requirements of this Section 3.

                 4. Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period) and
(B) if your employment is terminated for any other reason, the date on which a Notice of Termination is given.

                 5.   Severance Benefits.  Subject to the conditions in
Section 2, on termination of your employment you shall be entitled to the following benefits:

                          (A) You shall be entitled to an amount (the
                 "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and (ii) the average for the three calendar years preceding such Change in Control of your annual bonuses under the Bellemead Incentive Plan, provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and such bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your annual bonuses would be the average for the three calendar years preceding such Change in Control of such bonuses). The Severance
                 Compensation will be payable in full   on the Date of
                 Termination.

                          (B) The Company shall also pay to you an amount equal to all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce or retain any right or benefit provided by this Agreement);

                          (C) The Company shall maintain in full force and effect, for your continued benefit until the earlier of (a) two years after the Date of Termination or, (b) your commencement of full time employment with a new employer, all life insurance, hospital-medical, dental, health and accident, and disability plans in which you were entitled to participate immediately prior to such Change in Control, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred for any reason whatsoever, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plan or program;

                          (D) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 5 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

                          6.  Term of Agreement.  This Agreement shall have an
initial term of two (2) years from the date hereof and shall be automatically extended at the expiration of said two-year period for successive two (2) year periods unless the Company gives you one year's prior written notice that it is terminating this Agreement at the expiration of the then current two year period.

                          7.  Successors; Binding Agreement.

                          (A) The Company will require any purchaser of all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to you to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such purchase had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business or assets as aforesaid which executes and delivers the agreement provided for in this Section 7A or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                          (B) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die which any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

                          8.  Notices.  For the purposes of this Agreement,
notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addresseed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chairman of the Company, with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                          9.  Miscellaneous.  No provisions of this Agreement
may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver be either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not supersede or in any way affect the rights, duties or obligations you may have under any other written agreement with the Company. This Agreement shall be governed by, and construed in accordance with, the laws (other than principles of conflicts of laws) of the State of New York.

                          10.  Validity.  The invalidity or unenforceability of
any provision of this Agreement in any respect shall not affect the validity or enforceability of such provision in any other respect or of any other provision of this Agreement, all of which shall remain in full force and effect.

                          If the foregoing correctly sets forth our
understanding on the subject matter hereof, kindly sign and return to the Company the enclosed copy hereof, which will thereupon become our binding agreement.

                                                   Sincerely,

                                                   THE CHUBB CORPORATION

                                                   By  /s/ DEAN R. O'HARE
                                                     ----------------------
                                                           Dean R. O'Hare
                                                              Chairman

Agreed to this 1st day
of December, 1988.

/s/ DONN H. NORTON
---------------------
    Donn H. Norton

                       [THE CHUBB CORPORATION LETTERHEAD]



                                                   November 16, 1994

Mr. Robert P. Crawford, Jr.
55 Silver Lake Drive
Summit, NJ  07901

Dear Mr. Crawford:

         In order to induce you to remain in the employ of The Chubb Corporation (the "Company") and in consideration of your continuing in the Company's employ, the Company agrees to provide the severance benefits specified below on the terms and subject to the conditions stated. However, in the absence of a Change in Control of the Company, as defined below, nothing in this agreement shall affect the Company's normal right to terminate your employment or your right to leave its employ.

                 1.   Change in Control.   For purposes of this agreement a
Change in Control will be deemed to have occurred

                          (A) if following (i) a tender or exchange offer for voting securities of the Company, (ii) a proxy contest for the election of directors of the Company or (iii) a merger or consolidation or sale of all or substantially all of the business or assets of the Company, the directors of the Company immediately prior to the initiation of such event cease to constitute a majority of the board of directors of the Company upon the occurrence of such event or within one year after such event, or

                          (B) if any "person" or "group" (as defined under the beneficial ownership rules of Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 and Rule 13d3 thereunder) acquires ownership or control, or power to control, 25% or more of the outstanding voting securities of the Company without prior approval or ratification by a majority of the Company's directors in office at the time of such event.

                 2. Conditions to Severance Benefits. The benefits provided for in Section 5 shall be payable or accrue to you if (a) a Change in Control has occurred and (b) your employment with the Company has terminated within two years after the Change in Control, other than termination by reason of (i) your

Mr. Robert P. Crawford, Jr.
November 16, 1994
Page 2


death, (ii) your retirement at normal retirement age ("Retirement") under the Company's pension plan as in effect immediately prior to the Change in Control,
(iii) your voluntary termination other than for Good Reason, (iv) your retirement for Disability or (v) your discharge for Cause.

                 Termination by you of your employment for "Good Reason" shall mean termination by you of your employment, subsequent to a Change in Control, because of:

                          (A) the assignment to you, without your express written consent, of any duties inconsistent with your positions, duties, responsibilities, authority and status with the Company and its principal subsidiaries immediately prior to such Change in Control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of you from or any failure to re-elect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, as a result of your death or by you without Good Reason;

                          (B) a reduction by the Company in your base salary as in effect at the time of such Change in Control;

                          (C) a failure by the Company to continue (or to replace with equivalent plans) the Performance Share Plan, the Annual Incentive Compensation Plan or any other bonus plan in which you participated for the year immediately preceding such Change in Control (the "Bonus Plans") which are in effect at the time of such Change in Control or a failure by the Company to continue you as a participant in such Bonus Plans (or equivalent plans) on a basis which would entitle you to receive under such Bonus Plans (or equivalent plans) amounts at least equal to the average amounts you received pursuant to such Bonus Plans for the three years preceding such Change in Control;

                          (D) the Company's requiring you to maintain your principal office or conduct your principal activities anywhere other than at the Company's principal executive offices in the New York Metropolitan area, including Somerset County, New Jersey.

                          (E) the failure by the Company to continue in effect (or to replace with equivalent plans) the Company's

Mr. Robert P. Crawford, Jr.
November 16, 1994
Page 3

                 Capital Accumulation Plan or any other compensation plan, any stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan, financial services plan, hospital-medical plan, dental plan, or disability plan in which you are participating or eligible to participate at the time of such Change in Control, or the taking of any action by the Company which would adversely affect your participation in or materially reduce your benefits under any such plans (or equivalent plans) or deprive you of any material fringe benefit enjoyed or to be enjoyed by you at the time of such Change in Control;

                          (F) the failure by the Company to obtain the assumption of the agreement to perform this Agreement by any successor as contemplated in Section 7 hereof;

                          (G) any purported termination of your employment which is not effected pursuant to a Notice of Termination satisfying the applicable requirements with respect to such Notice; or

                          (H) a determination made by you in good faith, whether before or after the date you are eligible for early retirement under the Company's pension plan, that as a result of such Change in Control you are not able to discharge your duties effectively; or

                          (I)   any termination of this Agreement pursuant to
                 Section 6 prior to the expiration of two years from the occurrence of the Change in Control.

                 Termination of your employment for "Cause" shall mean termination because of (A) the willful and continued failure by you substantially to perform your duties with the Company and its principal subsidiaries (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chief Executive Officer of the Company, which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, or (B) the willful engaging by you in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on you part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in or not opposed to the best interests of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless

Mr. Robert P. Crawford, Jr.
November 16, 1994
Page 4


and until there shall have been delivered to you a copy of a Notice of Termination from the Chief Executive Officer of the Company after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board of Directors, and a finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this paragraph and specifying the particulars thereof in detail.

                 Termination of your employment for Disability shall mean termination in accordance with the provisions of the Company's Long Term Disability Plan as in effect immediately preceding the Change in Control.

                 3. Notice of Termination. Any purported termination of your employment shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated. No purported termination of your employment by the Company shall be effective if it is not effected pursuant to a Notice of Termination satisfying the requirements of this Section 3.

                 4. Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period) and
(B) if your employment is terminated for any other reason, the date on which a Notice of Termination is given.

                 5. Severance Benefits. Subject to the conditions in Section 2, on termination of your employment you shall be entitled to the following benefits:

                          (A) You shall be entitled to an amount (the "Severance Compensation") equal to 2 times the sum of (i) one year's salary at the annual rate in effect at the time of the Change in Control and (ii) the average for the three calendar years preceding such Change in Control of your bonuses under the Annual Incentive Compensation Plan (1984) (or successor plan), provided, however, that your Severance Compensation shall not be greater than the amount you would have received as salary and such bonuses from the Company had you remained in the employ of the Company from the Date of Termination until your normal retirement date under the Company's pension

Mr. Robert P. Crawford, Jr.
November 16, 1994
Page 5


                 plan (on the assumption that your salary would remain at the same annual rate as in effect at the time of Change in Control and that your annual bonuses would be the average for the three calendar years preceding such Change in Control of such bonuses). The Severance Compensation will be payable in full on the Date of Termination.

                          (B) The Company shall also pay to you an amount equal to all legal fees and expenses incurred by you as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce or retain any right or benefit provided by this Agreement);

                          (C) The Company shall maintain in full force and effect, for your continued benefit until the earlier of (a) two years after the Date of Termination or, (b) your commencement of full time employment with a new employer, all life insurance, hospital-medical, dental, health and accident, and disability plans in which you were entitled to participate immediately prior to such Change in Control, provided that your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred for any reason whatsoever, the Company shall arrange to provide you with benefits substantially similar to those which you are entitled to receive under such plan or program;

                          (D) You shall not be required to mitigate the amount of any payment provided for in this Section 5 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 5 be reduced by any compensation earned by you as the result of employment by another employer after the Date of Termination or otherwise.

                 6. Term of Agreement. This Agreement shall have an initial term of two (2) years from the date hereof and shall be automatically extended at the expiration of said two-year period for successive two (2) year periods unless the Company gives you one year's prior written notice that it is terminating this Agreement at the expiration of the then current two year period.

                 7.   Successors; Binding Agreement.

                          (A)     The Company will require any purchaser of all

Mr. Robert P. Crawford, Jr.
November 16, 1994
Page 6


                 or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to you to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such purchase had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business or assets as aforesaid which executes and delivers the agreement provided for in this Section 7A or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                          (B) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there be no such designee, to your estate.

                 8. Notices. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addresseed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chairman of the Company, with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                 9. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement; provided, however, that this Agreement shall not

Mr. Robert P. Crawford, Jr.
November 16, 1994
Page 7


supersede or in any way affect the rights, duties or obligations you may have under any other written agreement with the Company. This Agreement shall be governed by, and construed in accordance with, the laws (other than principles of conflicts of laws) of the State of New York.

                 10. Validity. The invalidity or unenforceability of any provision of this Agreement in any respect shall not affect the validity or enforceability of such provision in any other respect or of any other provision of this Agreement, all of which shall remain in full force and effect.

                 If the foregoing correctly sets forth our understanding on the subject matter hereof, kindly sign and return to the Company the enclosed copy hereof, which will thereupon become our binding agreement.

                                                   Sincerely,

                                                   THE CHUBB CORPORATION

                                                   By  /s/ DEAN R. O'HARE
                                                     -----------------------
                                                           Dean R. O'Hare
                                                           Chairman

Agreed to this 16th day
of November, 1994.

 /s/ ROBERT P. CRAWFORD, JR.
-----------------------------
Robert P. Crawford, Jr.